Exhibit 4.4.3

Univision Communications, Inc.

OFFICERS’ CERTIFICATE

(Pursuant to Sections 201 and 301 of the Indenture)

Dated:  July 18, 2001

The undersigned, Robert V. Cahill, Vice Chairman and Secretary of Univision Communications, Inc., a Delaware corporation (the “Corporation”) and C. Douglas Kranwinkle, Executive Vice President and General Counsel of the Corporation, hereby certify as follows:

The undersigned, having read the appropriate provisions of the Indenture dated as of July 18, 2001 (the “Indenture”) between the Corporation and The Bank of New York, as trustee (the “Trustee”), including Sections 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not the conditions set forth in the Indenture relating to the establishment of the terms of the offering of $500,000,000 of the Corporation’s 7.85% Notes due 2011 (the “Notes”) and the form of certificate evidencing the Notes have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Notes have been complied with, certify that (1) the terms of the Notes were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Corporation on February 7, 2001 and May 9, 2001 (the “Resolutions”) and such terms are as set forth in Annex I hereto, (2) the form of certificate evidencing the Notes was established by the undersigned pursuant to authority delegated to them by the Resolutions and shall be in substantially the form attached as Annex II hereto, (3) a true, complete and correct copy of the Resolutions, which were duly adopted by the Board of Directors of the Corporation and are in full force and effect on the date hereof, are attached as an exhibit to the Certificate of the Secretary of the Corporation of even date herewith, and (4) the form and terms of the Notes have been established pursuant to Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 201, 301 and 303 of the Indenture) relating to the establishment of the terms of the Notes and the form of certificate evidencing the Notes, and relating to the execution, authentication and delivery of the Notes, have been complied with.

This certificate may be executed by the parties hereto in counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument, but all such counterparts shall together constitute but one and the same instrument.

(Signature Page Follows)

1

IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.

/s/ Robert V. Cahill
Name:	Robert V. Cahill
Title:	Vice Chairman and Secretary

/s/ C. Douglas Kranwinkle
Name:	C. Douglas Kranwinkle
Title:	Executive Vice President and General
Counsel

ANNEX I

Capitalized terms used in this Annex I and not otherwise defined herein have the same definitions as in the Indenture referred to in the Officers’ Certificate of which this Annex I constitutes a part.

(1)                                  The Securities of the series established hereby shall be known and designated as the “7.85% Notes due July 15, 2011” (the “Notes”).

(2)                                  The aggregate principal amount of the Notes which initially may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of the same series pursuant to Sections 304, 305, 306, 906 or 1106 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered hereunder) is $500,000,000.  The Corporation may, without the consent of the Holders of the Notes, issue additional notes having the same ranking, interest rate, maturity, CUSIP numbers and terms as to status, redemption or otherwise as the Notes; provided, however, that, notwithstanding the foregoing, no additional notes may be issued if (a) the Corporation has effected Defeasance or Covenant Defeasance with respect to the Notes pursuant to Section 1302 and 1303, respectively, of the Indenture, (b) the Corporation has effected satisfaction and discharge with respect to the Notes pursuant to Section 401 of the Indenture or (c) an Event of Default has occurred and is continuing with respect to the Notes.

(3)                                  Interest on the Notes shall be payable to the persons in whose names the Notes are registered at the close of business on the Regular Record Date (as specified in paragraph (5) below) for such interest payment.

(4)                                  The principal of the Notes shall be payable, unless accelerated or earlier redeemed or repurchased pursuant to the Indenture, on July 15, 2011.

(5)                                  The rate at which each of the Notes shall bear interest shall be 7.85% per annum; provided, that in the event of a Registration Default (as defined in the Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) dated as of July 18, 2001 by and among the Corporation, the guarantors identified therein and the initial purchasers identified therein) with respect to the Notes, special interest (“Special Interest”), in addition to the interest that would otherwise accrue on the Notes, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period (as defined in the Registration Rights Agreement), at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter.  Interest and any Special Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.  The date from which interest shall accrue for the Notes shall be July 18, 2001.  The Interest Payment Dates on which interest and any Special Interest on the Notes shall be payable are January 15 and July 15, commencing on January 15, 2002.  The Regular Record Date shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

(6)                                  The Corporation shall not have a right to extend the interest payment period of the Notes.

(7)                                  The principal, premium, if any, interest and Special Interest, if any, in respect of the Notes represented by Global Notes shall be paid by wire transfer of immediately available funds to the accounts specified by the Global Note Holder.  The principal, premium, if any, interest and Special Interest, if any, with respect to Certificated Notes (as defined below) shall be paid by wire transfer of immediately available funds to the accounts specified by the Holders of the Certificated Notes or, if no such account is specified, by mailing a check to each such Holder’s registered address.

(8)                                  The Notes are redeemable, as a whole or from time to time in part, at the option of the Corporation as set forth in the form of certificate evidencing the Notes which appears as Annex II to this Officers’ Certificate.  The Redemption Price for the notes to be redeemed on any Redemption Date will be equal to the greater of the following amounts:

(a)                                  100% of the principal amount of the Notes being redeemed on the Redemption Date; or

(b)                                 the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 35 basis points, as determined by the Reference Treasury Dealer (as defined below), plus, in each case, accrued and unpaid interest and Special Interest, if any, thereon to the Redemption Date.  Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Notes and the Indenture.  The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

As used herein, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) Goldman, Sachs & Co., BNP Paribas Securities Corp., and J.P. Morgan Securities Inc. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) (selected by the Trustee after consultation with the Corporation).

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

(9)                                  There is no obligation of the Corporation to redeem or repurchase the Notes pursuant to any sinking fund or analogous provision or to redeem or repurchase any of the Notes prior to the Stated Maturity at the option of the Holder thereof.

(10)                            The Notes shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof.

(11)                            The entire principal amount of the Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.

(12)                            Sections 1302 and 1303 of the Indenture shall apply to the Notes.

(13)                            The Notes shall be issued in the form of one or more Global Securities, in accordance with and subject to the provisions of Section 305 of the Indenture and as follows:

(a)                                  Notes sold within the United States to qualified institutional buyers (“QIBs”), as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), initially will be represented by one or more Global Securities (the “144A Global Notes”), and Notes sold outside of the United States in reliance on Regulation S under the Securities Act initially will be represented by one or more Global Securities (the “Regulation S Global Notes” and, together with the 144A Global Notes, the “Global Notes”).  The Global Notes will be deposited upon issuance with the Trustee as custodian for The Depository Trust Corporation (“DTC”) and registered in the name of DTC or its nominee, in each case for credit to an account of a direct or indirect participant in DTC.

(b)                                 Through and including the 40th day after the later of the commencement of the offering of the Notes and the closing of the offering (such period the “Restricted Period”), beneficial interests in the Regulation S Global Notes may be held only through the Euroclear System (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”) (as indirect participants in DTC), unless transferred to a person that takes delivery through a 144A Global Note in accordance with the certification requirements set forth in paragraph (c) below.

(c)                                  Prior to the expiration of the Restricted Period, beneficial interests in Regulation S Global Notes may be exchanged for beneficial interests in 144A Global Notes only if the transferor first delivers to the Trustee a written certificate in the form attached hereto as Exhibit A to the effect that the Notes are being transferred to a person (A) who the transferor reasonably believes to be a QIB; (B) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A; and (C) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

(d)                                 Beneficial interests in 144A Global Notes may be transferred to a person who takes delivery in the form of an interest in Regulation S Global Notes, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate in the form attached hereto as Exhibit A to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 Global Notes (if available) and that, if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear or Clearstream.

(e)                                  In addition to the circumstances set forth in clause (2) of Section 305 of the Indenture with respect to the exchange of Global Notes for Notes registered in definitive form, Notes issued as Global Notes may be exchanged in whole or in part for registered Notes if the Corporation in its discretion at any time determines not to have all the Notes represented by Global Notes.

(14)                            Pursuant to Section 201 of the Indenture, the Notes shall bear the following legends:

“THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904

OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.”

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(15)                            The Trustee is appointed as the Paying Agent and Security Registrar.

(16)                            As used in the Indenture with respect to the Notes and in the certificates evidencing the Notes, all references to “premium” on the Notes shall mean any amounts (other than accrued interest) payable upon the redemption of any Notes in excess of 100% of the principal amount of the Notes.

(17)                            The Notes shall have such other terms and provisions as are set forth in the form of certificate evidencing the Notes attached as Annex II to this Officers’ Certificate, all of which terms and provisions are incorporated by reference in and made a part of this Annex I as if set forth in full herein.

(18)                            The Notes shall initially be jointly and severally, fully and unconditionally guaranteed by each of the guarantors set forth on Exhibit B hereto (the “Initial Guarantors”).  The Initial Guarantors shall execute, and the Notes shall be entitled to the benefit of, a supplemental indenture in the form attached hereto as Exhibit C to be executed by each of the Initial Guarantors and incorporated herein by reference.

(19)                            Clause (5) of Section 501 of the Indenture shall not apply to a default under USA Indebtedness (as defined herein).

(20)                            The following covenants shall be added to Article X of the Indenture with respect to the Notes only:

Section 1007.  Additional Subsidiary Guarantees.

If any of the Corporation’s present or future Subsidiaries that is not an Initial Guarantor guarantees or otherwise provides direct credit support for borrowings by the Corporation under a Credit Facility after the date of the Indenture, then that Subsidiary will become a Note Guarantor and execute a supplemental indenture in the form attached hereto as Exhibit D and incorporated herein by reference and deliver an Opinion of Counsel satisfactory to the Trustee within 10 Business Days of the date on which it guaranteed or otherwise began providing such direct credit support.

Section 1008.  Liens.

The Corporation will not and will not permit any of its Subsidiaries to, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind (other than Permitted Liens) upon any of its or its Subsidiaries’ property or assets, now owned or hereafter acquired, unless all payments due under the Indenture and the Notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligations are no longer secured by a Lien.

Section 1009.  Incurrence of Subordinated Indebtedness.

Neither the Corporation nor any of the Note Guarantors, if any, will incur any Indebtedness that is contractually subordinated in right of payment to any of the Corporation’s or such Note Guarantor’s, if any, other Indebtedness unless such Indebtedness is also contractually subordinated in right of payment to the Notes or the guarantees of such series, as applicable, on substantially identical terms; provided, however, that none of the Corporation’s or any of the Note Guarantors’, if any, Indebtedness will be deemed to be contractually subordinated in right of payment to any of the Corporation’s or such Note Guarantor’s, if any, other Indebtedness solely by virtue of being unsecured.

Section 1010.  Sale and Leaseback Transactions.

The Corporation will not, and will not permit any of its Subsidiaries to, enter into any sale and leaseback transaction; provided that the Corporation or any of its Subsidiaries may enter into a sale and leaseback transaction if the gross cash proceeds of that sale and leaseback transaction are at least equal to the fair market value, as determined in good faith by the Board of Directors of the Corporation and set forth in an Officers’ Certificate delivered to the Trustee, of the property that is the subject of that sale and leaseback transaction, and if either:

(1)                                  the Corporation or that Subsidiary could have incurred a Lien to secure such Indebtedness under Section 1008 above, or

(2)                                  the Corporation, within 120 days of the effective date of the sale and leaseback transaction, apply an amount not less than the fair market value of such property to one or more of: (a) the optional redemption of some or all of the Notes in accordance with the provisions item (8) herein; (b) the payment or retirement of other funded non-subordinated Indebtedness incurred or assumed by the Corporation; or (c) the purchase of other property of the Corporation at not more than its fair market value.

Section 1011.  Reports.

At any time when the Corporation is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of the Holders from time to time of the Notes, the Corporation shall furnish at its expense, upon request, to Holders of the Notes and prospective purchasers of the Notes, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act and subsection (c)(2) of Rule 144 under the Act.

(21)                            The following definitions shall be added to Section 101 of the Indenture with respect to the Notes:

“Capital Lease Obligation” means, at the time any determination is to be made, the amount of a liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP.

“Credit Agreement” means that certain Credit Agreement, dated as of July 18, 2001, by and among the Corporation, the guarantors party thereto and the lenders party thereto, and BNP Paribas and J.P. Morgan Securities Inc., as joint book managers and joint lead arrangers, and The Chase Manhattan Bank, as administrative agent, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time.

“Credit Facilities” means, one or more debt facilities (including, without limitation, the Credit Agreement) or commercial paper facilities of the Corporation or any of its Subsidiaries, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“GAAP” means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect from time to time.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(a)                                  interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

(b)                                 other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:

(a)                                  in respect of borrowed money;

(b)                                 evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(c)                                  in respect of banker’s acceptances;

(d)                                 representing Capital Lease Obligations;

(e)                                  representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense or trade payable; or

(f)                                    representing any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP.  In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any indebtedness of any other Person.

The amount of any Indebtedness outstanding as of any date will be:

(1)                                  the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount; and

(2)                                  the principal amount of the Indebtedness, together with any interest on the Indebtedness that is more than 30 days past due, in the case of any other Indebtedness.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“Note Guarantors” means each of the Corporation’s present and future Subsidiaries that guarantee any of the Corporation’s Credit Facilities.  At such time as a Subsidiary no longer meets the definition of a Note Guarantor, it shall cease to be a Note Guarantor and its guarantee shall be released.  The Subsidiaries meeting the definition of Note Guarantors at the time of this Officers’ Certificate are set forth on Exhibit B hereto.

“Permitted Liens” means:

(a)                                  with respect to any Subsidiary, Liens in favor of the Corporation or any Note Guarantor;

(b)                                 Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Corporation or any Subsidiary of the Corporation; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Corporation or the Subsidiary;

(c)                                  Liens on property existing at the time of acquisition of the property by the Corporation or any Subsidiary of the Corporation, provided that such Liens were in existence prior to the contemplation of such acquisition;

(d)                                 Liens to secure Indebtedness represented by Capital Lease Obligations relating to long-term capital leases of satellite transponders used in the business of the Corporation or any of its Subsidiaries (“Transponder Leases”);

(e)                                  Liens to secure Indebtedness represented by Capital Lease Obligations (other than Transponder Leases), mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property, plant or equipment used in the business of the Corporation or any of its Subsidiaries, in an aggregate principal amount, including all Indebtedness incurred to refund, refinance or replace any Indebtedness incurred pursuant to this clause, not to exceed $100 million at any time outstanding;

(f)                                    Liens to secure the USA Indebtedness

(g)                                 Liens to secure the performance of bids, trade contracts (other than for borrowed money), statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

(h)                                 Liens existing on the date of the Indenture;

(i)                                     Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(j)                                     Liens incurred in the ordinary course of business of the Corporation or any Subsidiary of the Corporation with respect to obligations that do not exceed $50 million at any one time outstanding;

(k)                                  Liens arising pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and claims secured thereby are being contested in good faith by appropriate proceedings;

(l)                                     Liens created by operation of law not securing the payment of Indebtedness for money borrowed or guaranteed, including carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 45 days or which are being contested in good faith by appropriate proceedings;

(m)                               pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

(n)                                 easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, would not cause a material adverse effect on the Corporation’s and its Subsidiaries’ business, operations, property, condition or prospects, taken as a whole;

(o)                                 leases and subleases of real property which do not materially interfere with the ordinary conduct of the Corporation’s or its Subsidiaries’ business;

(p)                                 Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into by us or our Subsidiaries in the ordinary course of business;

(q)                                 Liens securing the Notes, notes exchangeable for the Notes in a registered exchange offer and the guarantees by the Note Guarantors; and

(r)                                    Liens securing any Indebtedness incurred to refinance, refund, replace, renew, repay or extend any Indebtedness that was previously so secured, provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced.

“USA Acquisition Subsidiaries” means any wholly-owned Subsidiaries of the Corporation which are formed for the sole purpose of acquiring stock of subsidiaries the Corporation is purchasing from USA Broadcasting and that issue a promissory note to USA Broadcasting in payment of the purchase price for such subsidiaries, provided that, immediately following such acquisition, the assets of such Subsidiary are limited to the stock acquired in such acquisition.

“USA Indebtedness” means Indebtedness incurred by a USA Acquisition Subsidiary which is not and will not be guaranteed by the Corporation or any of its Subsidiaries.

EXHIBIT A TO ANNEX I

CERTIFICATE TO BE DELIVERED UPON EXCHANGE

OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $                      principal amount of the 7.85% Senior Notes due 2011 of Univision Communications Inc. held in                           book entry or *                      definitive form by                       (the “Transferor”) and issued under that certain Indenture dated as of July 18, 2001 (the “Indenture”) between Univision Communications Inc. and The Bank of New York, as Trustee (the “Trustee”).

The Transferor*

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with such request and in respect of each such Note, the Transferor does hereby certify that that Transferor is familiar with the Indenture relating to the above captioned Notes and the transfer of this Note does not require registration under the Securities Act of 1933, as amended (the “Securities Act”) because:*

☐                                    Such Note is being acquired for the Transferor’s own account, without transfer; or

☐                                    Such Note is being transferred to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A; or

☐                                    Such Note is being transferred pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 under the Securities Act; or

☐                                    Such Note is being transferred to an “institutional accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) in a transaction exempt from the registration requirements of the Securities Act.; or

☐                                    Such Note is not a “restricted security” as defined under Rule 144 under the Securities Act.

[INSERT NAME OF TRANSFEROR]

Dated:	By:

*Check applicable box.

A-1

Signature Guarantee:

Signature

Signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

A-2

EXHIBIT B TO ANNEX I

Sunshine Acquisition Corp.

Sunshine Acquisition L.P.

The Univision Network Limited Partnership

PTI Holdings, Inc.

Univision Television Group, Inc.

KWEX License Partnership, G.P., a California general partnership

KUVN License Partnership, G.P., a California general partnership

KMEX License Partnership, G.P., a California general partnership

KDTV License Partnership, G.P., a California general partnership

KFTV License Partnership, G.P., a California general partnership

KTVW License Partnership, G.P., a California general partnership

KXLN License Partnership, G.P., a California general partnership

WGBO License Partnership, G.P., a California general partnership

WXTV License Partnership, G.P., a California general partnership

WLTV License Partnership, G.P., a California general partnership

KUVS License Partnership, G.P., a California general partnership

KUVI License Partnership, G.P., a California general partnership

Galavision, Inc.

Univision-EV Holdings, LLC

Univision Online, Inc.

Univision Music, Inc.

Univision Acquisition Corp.

Univision of Dallas, Inc.

Univision of Atlanta Inc.

Univision of Hollywood, Florida Inc.

Univision Spanish Media Inc.

Station Works, LLC

Univision Partnership of Dallas

Univision Partnership of Atlanta

Univision Partnership of Hollywood, Florida

Univision of Puerto Rico Inc.

B-1

EXHIBIT C TO ANNEX I

[FORM OF SUPPLEMENTAL INDENTURE
TO BE DELIVERED BY INITIAL GUARANTORS]

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 18, 2001, among the guarantors set forth on Schedule I hereto (the “Guaranteeing Subsidiaries”), Univision Communications Inc., a Delaware corporation (the “Corporation”), and The Bank of New York, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Corporation has heretofore executed and delivered to the Trustee an indenture, dated as of July 18, 2001, as supplemented by that certain Officers’ Certificate, dated as of July 18, 2001 (together, the “Indenture”), providing for the issuance of an aggregate principal amount of up to $500,000,000 of 7.85% Senior Notes due 2011 of the Corporation (the “Notes”);

WHEREAS, the Indenture provides that the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Corporation’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 901 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.                                       CAPITALIZED TERMS.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.                                       AGREEMENT TO GUARANTEE.  The Guaranteeing Subsidiaries hereby agree that, with respect to the Notes only, the provisions of the Indenture, including but not limited to Article XIV, shall apply to the Guaranteeing Subsidiaries.

3.                                       RELEASES.

(a)                                  In the event that any Guaranteeing Subsidiary is no longer a guarantor of any of the Corporation’s Credit Facilities, such Guaranteeing Subsidiary, on a date selected by the Corporation or such Guaranteeing Subsidiary, shall be unconditionally released from all of its obligations under its Note Guarantee.

(b)                                 Any Guarantor not released from its obligations under its Note Guarantee shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture.

4.                                       NEW YORK LAW TO GOVERN.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

5.                                       COUNTERPARTS.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

6.                                       EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction hereof.

7.                                       THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Corporation.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:  July 18, 2001

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

UNIVISION COMMUNICATIONS INC.

By:
Name:
Title:

THE BANK OF NEW YORK,
as Trustee

By:
Authorized Signatory

SCHEDULE I

SCHEDULE OF INITIAL GUARANTORS

Sunshine Acquisition Corp.

Sunshine Acquisition L.P.

The Univision Network Limited Partnership

PTI Holdings, Inc.

Univision Television Group, Inc.

KWEX License Partnership, G.P., a California general partnership

KUVN License Partnership, G.P., a California general partnership

KMEX License Partnership, G.P., a California general partnership

KDTV License Partnership, G.P., a California general partnership

KFTV License Partnership, G.P., a California general partnership

KTVW License Partnership, G.P., a California general partnership

KXLN License Partnership, G.P., a California general partnership

WGBO License Partnership, G.P., a California general partnership

WXTV License Partnership, G.P., a California general partnership

WLTV License Partnership, G.P., a California general partnership

KUVS License Partnership, G.P., a California general partnership

KUVI License Partnership, G.P., a California general partnership

Galavision, Inc.

Univision-EV Holdings, LLC

Univision Online, Inc.

Univision Music, Inc.

Univision Acquisition Corp.

Univision of Dallas, Inc.

Univision of Atlanta Inc.

Univision of Hollywood, Florida Inc.

Univision Spanish Media Inc.

Station Works, LLC

Univision Partnership of Dallas

Univision Partnership of Atlanta

Univision Partnership of Hollywood, Florida

Univision of Puerto Rico Inc.

EXHIBIT D TO ANNEX I

[FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY ADDITIONAL GUARANTORS]

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of                  ,       , among                        (the “Guaranteeing Subsidiary”), Univision Communications Inc., a Delaware corporation (the “Corporation”), other Guarantors (as defined in the Indenture referred to herein) and The Bank of New York, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Corporation has heretofore executed and delivered to the Trustee an indenture, dated as of July 18, 2001, as supplemented by that certain Officers’ Certificate, dated as of July 18, 2001, and that certain Supplemental Indenture, dated as of July 18, 2001 (together, the “Indenture”), providing for the issuance of an aggregate principal amount of up to $500,000,000 of 7.85% Senior Notes due 2011 of the Corporation (the “Notes”);

WHEREAS, the Indenture provides that the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Corporation’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 901 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.                                       CAPITALIZED TERMS.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.                                       AGREEMENT TO GUARANTEE.  The Guaranteeing Subsidiary hereby agrees that, with respect to the Notes only, the provisions of the Indenture, including but not limited to Article XIV, shall apply to the Guaranteeing Subsidiary.

3.                                       RELEASES.

(a)                                  In the event that the Guaranteeing Subsidiary is no longer a guarantor of any of the Corporation’s Credit Facilities, the Guaranteeing Subsidiary, on a date selected by the Corporation or the Guaranteeing Subsidiary, shall be unconditionally released from all of its obligations under its Note Guarantee.

(b)                                 So long as the Guarantor is not released from its obligations under its Note Guarantee, it shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under the Indenture.

4.                                       NEW YORK LAW TO GOVERN.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

5.                                       COUNTERPARTS.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

6.                                       EFFECT OF HEADINGS.  The Section headings herein are for convenience only and shall not affect the construction hereof.

7.                                       THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated:	,

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

UNIVISION COMMUNICATIONS INC.

By:
Name:
Title:

[OTHER GUARANTORS]

By:
Name:
Title:

THE BANK OF NEW YORK, as Trustee

By:
Authorized Signatory

ANNEX II

[Form of Certificate Evidencing the Notes]

[Insert for Notes issued as Global Securities:]

THIS SECURITY IS A [U.S./REGULATION S] GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

[Insert for Notes issued in the name of the Depositary’s nominee:]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY).  ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[Insert for all Notes:]

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A , (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

UNIVISION COMMUNICATIONS INC.

No.	$
CUSIP No.

Univision Communications Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Corporation,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                                                                              , or registered assigns, the principal sum of                                       Dollars ($                       ) on July 15, 2011, and to pay interest thereon from July 18, 2001 or from the most recent date to which interest has been paid or duly provided for, semi-annually, on January 15 and July 15 in each year (each, an “Interest Payment Date”), commencing January 15, 2002, and at Maturity at the rate of 7.85% per annum, until the principal hereof is paid or made available for payment, provided, that in the event of a Registration Default (as defined in the Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) dated as of July 18, 2001 by and among the Corporation, the guarantors identified therein and the initial purchasers identified therein) with respect to this Security, special interest (“Special Interest”), in addition to the interest that would otherwise accrue on this Security, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period (as defined in the Registration Rights Agreement), at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter, provided further, that any principal hereof or premium, if any, or interest hereon which is not paid when due shall bear interest at the then applicable rate per annum (to the extent that the payment of such interest shall be legally enforceable) from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

Interest and any Special Interest on this Security shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date by virtue of having been such Holder and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest and any Special Interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest and any Special Interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least fifteen (15) days prior to the date for payment by the Person entitled thereto.  Notwithstanding the foregoing, so long as the Holder of this Security is the Depositary or its nominee, payment of the principal of (and premium, if any) and interest and any Special Interest on this Security will be made by wire transfer of immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed.

Dated:	UNIVISION COMMUNICATIONS INC.

By:
Name:
Title:

Attest:

Name:
Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York, As Trustee

By:
Name:
Title:

Dated:

[Form of Reverse of Security]

This Security is one of a duly authorized issue of securities of the Corporation (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 18, 2001 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Corporation and The Bank of New York, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture) in aggregate principal amount to $500,000,000.

The Securities are redeemable, as a whole or from time to time in part, at the option of the Corporation.  The Redemption Price for the Securities to be redeemed on any Redemption Date will be equal to the greater of the following amounts:

(a)                                  100% of the principal amount of the Securities being redeemed on the Redemption Date; or

(b)                                 the sum of the present values of the remaining scheduled payments of principal and interest, including any Special Interest, on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate (as defined below) plus 35 basis points, as determined by the Reference Treasury Dealer (as defined below), plus, in each case, accrued and unpaid interest and Special Interest, if any, thereon to the Redemption Date.  Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Regular Record Date according to the Securities and the Indenture.  The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

The Corporation will mail notice of any redemption at least 30 days but not more than 60 days before the Redemption Date to each registered Holder of the Securities to be redeemed.  Once notice of redemption is mailed, the Securities called for redemption will become due and payable on the Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest and Special Interest, if any, to the Redemption Date.  If the Corporation elects to redeem all or a portion of the Securities, that redemption will not be conditional upon receipt by the Paying Agent or the Trustee of monies sufficient to pay the Redemption Price.

Unless the Corporation defaults in payment of the Redemption Price, on and after the Redemption Date interest and Special Interest, if any, will cease to accrue on the Securities or portions thereof called for redemption.

As used herein, the following terms have the meanings set forth below:

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations, or (c) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) Goldman, Sachs & Co., BNP Paribas Securities Corp., and J.P. Morgan Securities Inc. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation will substitute therefor another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) (selected by the Trustee after consultation with the Corporation).

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

The obligations of the Corporation under this Security are unconditionally guaranteed on a senior basis pursuant to the Guarantee endorsed hereon.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of and accrued and unpaid interest and Special Interest, if any, on the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of a majority in principal amount of the Securities of each series at the time Outstanding affected thereby.  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding with respect to which a default under the Indenture shall have occurred and be continuing, on behalf of the Holders of all Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, such Holder or Holders shall have offered the Trustee reasonable indemnity, and the Trustee, for 60 days after its receipt of such notice, shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and premium, if any, and interest and Special Interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation in any place where the principal of and any premium and interest and Special Interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

All terms used in this Security which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

(Remainder of Page Intentionally Left Blank)

[Form of Guarantee of Notes]

FOR VALUE RECEIVED, each of the undersigned hereby unconditionally guarantees to the Holder of the accompanying 7.85% Security due July 15, 2011 (the “Security”) issued by Univision Communications Inc. (the “Corporation”) under an Indenture dated as of July 18, 2001 (the “Indenture”) among the Corporation and The Bank of New York, as trustee (the “Trustee”), and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of, and premium, if any, and interest including Special Interest, if any, on such Security and of any sinking fund payments thereon, in each case when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption, or otherwise, in accordance with the terms of such Security and of the Indenture.  In case of the failure of the Corporation punctually to make any such payment of principal, premium, if any, or interest including Special Interest, if any, or any such sinking fund payment, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise, each of the undersigned hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Corporation.  Each of the undersigned hereby agrees that its obligations hereunder shall be absolute and unconditional irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or the Indenture, or any failure to enforce any provisions of such Security or the Indenture, or any waiver, modification or indulgence granted to the Corporation with respect thereto, by the Holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the undersigned, increase the principal amount of such Security, or increase the interest rate thereon, or change any redemption provisions thereof (including any change to increase any premium payable upon redemption thereof), or change the Stated Maturity thereof, or change the amount of principal of such Security that would be due and payable upon a declaration of acceleration thereof pursuant to Article V of the Indenture.  Each of the undersigned hereby waives the benefits of diligence, presentment, demand for payment or performance, any requirement that the Trustee or any of the Holders exhaust any right or take any action against the Corporation or any other Person, filing of claims with a court in the event of insolvency or bankruptcy of the Corporation, any right to require a proceeding first against the Corporation, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Indenture, such Security and in this Guarantee.

No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, interest and sinking fund payment, if any, on such Security.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

1

Unless the certificate of authentication on such Security has been executed by the Trustee referred to on the reverse of such Security by manual signature, this Guarantee shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

The obligations of the undersigned to the Holder of such Security and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

All terms in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

(Signature Pages Follow)

2

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed.

Dated:

[GUARANTOR]

By:
Name:
Title:

Attest:

Name:
Title:

3

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $           principal amount of the 7.85% Senior Notes due 2011 of Univision Communications Inc. held in         book entry or *                definitive form by                (the “Transferor”) and issued under that certain Indenture dated as of July 18, 2001 (the “Indenture”) between Univision Communications Inc. and The Bank of New York, as Trustee (the “Trustee”).

The Transferor*

☐                                    has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

☐                                    has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with such request and in respect of each such Note, the Transferor does hereby certify that that Transferor is familiar with the Indenture relating to the above captioned Notes and the transfer of this Note does not require registration under the Securities Act of 1933, as amended (the “Securities Act”) because:*

☐                                    Such Note is being acquired for the Transferor’s own account, without transfer; or

☐                                    Such Note is being transferred to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in reliance on Rule 144A; or

☐                                    Such Note is being transferred pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 under the Securities Act; or

☐                                    Such Note is being transferred to an “institutional accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) in a transaction exempt from the registration requirements of the Securities Act.; or

☐                                    Such Note is not a “restricted security” as defined under Rule 144 under the Securities Act.

[INSERT NAME OF TRANSFEROR]

Dated:	By:

*Check applicable box.

Signature Guarantee:

Signature

Signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.